UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

Penn National Gaming, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code 610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K relating to the Convertible Notes Purchase is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 19, 2020, Penn National Gaming, Inc. (the “Company”) issued a press release announcing the closing of the offerings described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.	Other Events.

Common Stock Purchase

As previously reported on a Form 8-K filed on May 14, 2020, the Company entered into an Underwriting Agreement with Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters listed therein (the “Equity Underwriting Agreement”), pursuant to which the Company agreed to sell, and the underwriters listed therein agreed to purchase, subject to the terms and conditions set forth therein, 16,666,667 shares of the Company’s common stock and, at the option of the underwriters listed therein, an additional 2,500,000 shares of the Company’s common stock, in each case, at a public offering price of $18.00 per share (the “Common Stock Offering”). On May 15, 2020, the underwriters fully exercised their option to purchase the additional 2,500,000 shares of the Company’s common stock in accordance with the terms of the Equity Underwriting Agreement. The issuance of the additional 2,500,000 shares of the Company’s common stock closed on May 19, 2020.

The Common Stock Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-238149) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on May 11, 2020. The material terms of the Common Stock Offering are described in the prospectus supplement, dated May 11, 2020, filed by the Company with the Commission on May 13, 2020, pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the shares of common stock and supplements the preliminary prospectus supplement relating to the Common Stock Offering, dated May 11, 2020, that constitutes a part of the Registration Statement.

Convertible Notes Purchase

As previously reported on a Form 8-K filed on May 14, 2020, the Company entered into an Underwriting Agreement with Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters listed therein (the “Convertible Notes Underwriting Agreement”), pursuant to which the Company agreed to sell, and the underwriters listed therein agreed to purchase, subject to the terms and conditions set forth therein, $300,000,000 aggregate principal amount of 2.75% Convertible Senior Notes due 2026 (the “Notes”) and, at the option of the underwriters therein, up to an additional $45,000,000 aggregate principal amount of such Notes (the “Purchase Option”). On May 15, 2020, the underwriters exercised in part their Purchase Option and purchased an additional $30,495,000 aggregate principal amount of the Notes in accordance with the terms of the Convertible Notes Underwriting Agreement (the “Convertible Notes Purchase”). The Convertible Notes Purchase closed on May 19, 2020.

The Notes were registered under the Securities Act, pursuant to the Registration Statement, filed with the Commission on May 11, 2020. The material terms of the Notes are described in the prospectus supplement, dated May 11, 2020, filed by the Company with the Commission on May 13, 2020, pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the preliminary prospectus supplement relating to the sale of the Notes, dated May 11, 2020, that constitutes a part of the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Wachtell, Lipton, Rosen & Katz (incorporated by reference to Exhibit 5.1 to the Current Report on Form 8-K filed by Penn National Gaming, Inc. with the Commission on May 14, 2020).
5.2	Opinion of Ballard Spahr LLP with respect to the Common Stock Purchase (incorporated by reference to Exhibit 5.2 to the Current Report on Form 8-K filed by Penn National Gaming, Inc. with the Commission on May 14, 2020).
5.3	Opinion of Ballard Spahr LLP with respect to the Convertible Notes Purchase (incorporated by reference to Exhibit 5.3 to the Current Report on Form 8-K filed by Penn National Gaming, Inc. with the Commission on May 14, 2020).
23.1	Consent of Wachtell, Lipton, Rosen & Katz (contained in Exhibit 5.1 hereto).
23.2	Consent of Ballard Spahr LLP (contained in Exhibit 5.2 hereto).
23.3	Consent of Ballard Spahr LLP (contained in Exhibit 5.3 hereto).
99.1	Press Release of Penn National Gaming, Inc. dated May 19, 2020 (furnished under Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2020

PENN NATIONAL GAMING, INC.

By:	/s/ Carl Sottosanti
Carl Sottosanti
Executive Vice President, General Counsel and Secretary